THE AMERICAN FUNDS TAX-EXEMPT SERIES II
                       THE TAX-EXEMPT FUND OF CALIFORNIA

                                   Part B
                      Statement of Additional Information
                               NOVEMBER 1, 1995
                          (AS AMENDED MARCH 1, 1996)

     This document is not a prospectus but should be read in conjunction with the current Prospectus dated November 1, 1995 of The American Funds Tax-Exempt
Series II (the "Trust").  The Trust currently consists of one series, The
Tax-Exempt Fund of California (the "fund"). The Prospectus may be obtained from your investment dealer or financial planner or by writing to the Trust at the following address:

                    The American Funds Tax-Exempt Series II
                            Attention:  Secretary
                            333 South Hope Street
                            Los Angeles, CA  90071
                               (213) 486-9200

                               Table of Contents

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ITEM                                                         PAGE
                                                             NO.

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DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES  1

INVESTMENT RESTRICTIONS                                      8

TRUST OFFICERS AND TRUSTEES                                  11

MANAGEMENT                                                   14

DIVIDENDS AND DISTRIBUTIONS                                  17

ADDITIONAL INFORMATION CONCERNING TAXES                      17

PURCHASE OF SHARES                                           21

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                  23

EXECUTION OF PORTFOLIO TRANSACTIONS                          24

GENERAL INFORMATION                                          24

INVESTMENT RESULTS                                           26

DESCRIPTION OF RATINGS FOR DEBT SECURITIES                   28

FINANCIAL STATEMENTS                                    ATTACHED



          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

INVESTMENT POLICIES -- Up to 20% of the fund's total assets may be invested in tax-exempt securities that are rated below the four highest categories by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's) (or equivalent securities that are not rated). These bonds are commonly known as "junk bonds" or high-yield, high-risk bonds. See "Description of Ratings for Debt Securities" below.

      CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and corporate/political developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers or issuers whose revenue is very sensitive to economic conditions may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the fund's assets.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

     Subsequent to its purchase by the fund, an issue of municipal bonds or notes may cease to be rated or its rating may be reduced below the minimum rating required for its purchase. Neither event requires the elimination of such obligation from the fund's portfolio, but Capital Research and Management Company (the "Investment Adviser") will consider such an event in its determination of whether the fund should continue to hold such obligation in its portfolio. If, however, as a result of downgrades or otherwise, the fund holds more than 20% of its net assets in high-yield, high-risk bonds, the fund will dispose of the excess as expeditiously as possible.

MUNICIPAL BONDS -- Municipal bonds are generally debt obligations issued to obtain funds for various public purposes, including the construction of public facilities. Municipal bonds may be used to refund outstanding obligations, to obtain funds for general operating expenses or for public improvements or for lending private institutions or corporations funds for the construction of educational facilities, hospitals, housing, industrial facilities or for other public purposes. The interest on these obligations is generally not included in gross income for federal income tax purposes. See "Additional Information Concerning Taxes" below. Opinions relating to the validity of municipal bonds and to the exclusion from gross income for federal income tax purposes and, where applicable, the exemption from state and local income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance.

     The two principal classifications of municipal bonds are general obligation and limited obligation (or revenue) bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

     Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

     Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.

     There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal bonds, both within and between the two primary classifications described above.

     The amount of information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose equity securities are publicly traded.
TEMPORARY INVESTMENTS -- The fund may invest in short-term municipal obligations of up to one year in maturity during periods of temporary defensive strategy or when such investments are considered advisable for liquidity. Generally, the income from all such securities is exempt from federal income tax. See "Additional Information Concerning Taxes" below. Further, a portion of the fund's assets, which will normally be less than 20%, may be held in cash or invested in high quality taxable short-term securities of up to one year in maturity. Such temporary investments may include: (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. Government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements (which are described below).

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS - The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase.

     The fund will not use these transactions for leveraging purposes, and will identify liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the fund temporarily will be in a leveraged position (in other words, it will have an amount greater than its net assets subject to market risk). Should the fund be in a leveraged position during a period of declining bond prices, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

REPURCHASE AGREEMENTS -- Although the fund has no current intention of doing so during the next 12 months, it may enter on a temporary basis into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.

PORTFOLIO MANAGEMENT -- In seeking to achieve the fund's objectives, the Investment Adviser causes the fund to purchase securities which it believes represent the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term structure of interest rates, political developments, and variations in the supply of funds available for investment in the tax-exempt market relative to the demand for the funds placed upon it. These latter factors change continuously and should be met with a dynamic, responsive approach to the investment process. Some of the more important portfolio management techniques that are utilized by the Investment Adviser are set forth below.

ADJUSTMENT OF MATURITIES -- The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Longer term securities ordinarily yield more than shorter term securities but are subject to greater and more rapid price fluctuation. Keeping in mind the fund's objective of producing a high level of current income, the Investment Adviser will increase the fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.

ISSUE CLASSIFICATION -- Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.

QUALITY -- Securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials also tend to fluctuate in response to political, economic and supply/demand factors. The Investment Adviser will attempt to take advantage of these fluctuations by adjusting the concentration of portfolio securities in any given quality category according to the value disparities produced by these yield relationship fluctuations.

     The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund does not anticipate its portfolio turnover to exceed 100% annually. The fund's portfolio turnover rate would exceed 100% if each security in the fund's portfolio was replaced once every year. See "Financial Highlights" in the Prospectus for the fund's portfolio turnover for each of the last eight years.

RISK FACTORS RELATING TO CALIFORNIA DEBT OBLIGATIONS -- The following describes certain risks with respect to debt obligations of California issuers in which the fund may invest. Such information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies in California, available as of the date of this Prospectus. While the Investment Adviser has not independently verified such information, it has no reason to believe that such information is not correct in all material respects. In addition to this current information, future California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could have an adverse effect on the debt obligations of California issuers. The initiative process is used quite often in California, resulting in numerous initiative items on the ballot for most state and local elections, any of which could affect the ability of public entities to pay their obligations.

     The Internal Revenue Code of 1986 imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. The provisions of the Code generally apply to bonds issued after August 15, 1986. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued. These restrictions in the Code also may affect the availability of certain municipal securities.

     Certain debt obligations held by the fund may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and the payment of their obligations. Certain state property and other state tax revenues and moneys from the state's general fund are appropriated by the state legislature each fiscal year for distribution to counties, cities and their various taxing entities, such as school districts, to assist such local entities in providing essential governmental functions, including those required by state law. Whether and to what extent the California Legislature will continue to appropriate a portion of the state's general fund to counties, cities and their various entities, is not entirely certain. To the extent local entities do not receive money from the state to pay for their operations and services, their ability to pay debt service on obligations held by the fund may be impaired.

     Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real or personal property taxes as a source of revenue or may be leases subject to annual appropriation by the lessor.
Article XIIIA of the California Constitution limits the taxing powers of California public agencies. Article XIIIA provides that the maximum ad valorem tax on real property cannot exceed one percent of the full cash value of the property, and effectively prohibits the levying of any other ad valorem property tax, even with voter approval. Full cash value is defined as the County Assessor's valuation of real property as shown on the 1975-76 tax bill under "full cash value" or, thereafter, the appraisal value of real property when purchased, newly constructed, or when a change in ownership has occurred after the 1975 assessment. The full cash value is subject to annual adjustment to reflect inflation at a rate not to exceed two percent or a reduction in the consumer price index or comparable local data, or declining property value caused by damage, destruction or other factors. Article XIIIB of the California Constitution limits the amount of appropriations of state and of local governments from "proceeds of taxes" to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and certain other adjustments. Both Article XIIIA and Article XIIIB were adopted by the people of the State of California pursuant to the State's initiative constitutional amendment process.

     Certain debt obligations held by the fund may be obligations payable solely from lease payments on real property leased to the state, cities, counties or their various public entities, especially since the adoption of
Article XIIIA described above because such leases are structured so as not to create a statutory "debt" of the leasing entity. However, to insure that a debt is not technically created, California law requires that the lessor is not required to make lease payments during any period that it is denied use and occupancy of the property lease in proportion to such loss. Moreover, the lessor does not agree to pay lease payments beyond the current fiscal year; it only agrees to include lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by the fund would not be paid in a timely manner.

     Certain debt obligations held by the fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those debt obligations.

     The federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. In the past, the Medi-Cal program has provided a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any eligible hospital. The State now selectively contracts by county with California hospitals to provide reimbursement for nonemergency inpatient services to Medi-Cal beneficiaries, generally on a flat per diem payment basis regardless of cost. California law also permits private health plans and insurers to contract selectively with hospitals for services to beneficiaries on negotiated terms, generally at rates lower than standard charges. It is expected that hospitals that do not contract with health plans and insurers will experience some decrease in patient census.

     Debt obligations payable solely from revenues of health care institutions may also be insured by the state pursuant to an insurance program operated by the Office of Statewide Health Planning and Development (the "Office"). Most such debt obligations are secured by a mortgage of real property in favor of the Office and the holders. If a default occurs on such insured debt obligations, the Office may either continue to make debt service payments on the obligations or foreclose on the mortgage and request the State Treasurer to issue debentures payable from a reserve fund established under the insurance program or from unappropriated state funds. At the request of the Office, Arthur D. Little, Inc. prepared a study in September, 1986 to evaluate the adequacy of the reserve fund established under the insurance program, and based on certain formulations and assumptions found the reserve fund underfunded. There has been no further such study to date. A similar ADL study in 1983 also had found the reserve fund to be underfunded at that time. Moreover, moneys in the reserve fund may be reappropriated by the California Legislature. In 1987, the Legislature reappropriated $1.2 million of the reserve fund for other purposes and reserves authority to do so in the future.

     Certain debt obligations held by the fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

     Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

     In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private right-of-sale proceedings violate the due process requirements of the federal or state constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

     Certain debt obligations held by the fund may be obligations which finance the acquisition of single-family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

     Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

                            INVESTMENT RESTRICTIONS

     The fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the "1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions provide that the fund may not:

       1. Invest more than 5% of the value of its total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

  2. Enter into any repurchase agreement maturing in more than seven days (unless subject to a demand feature of seven days or less) if any such investment, together with any illiquid securities held by the fund, exceeds 10% of the value of its total assets;

  3. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

  4. Acquire securities subject to legal or contractual restrictions on disposition;

  5. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

  6. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

  7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

  8. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

  9. Mortgage, pledge, or hypothecate its assets, except in an amount up to 10% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes;

 10. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

 11. Invest in companies for the purpose of exercising control or management;

 12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

 13. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

 14. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;

  15. Purchase or retain the securities of any issuer, if, to the knowledge of the fund, those individual officers and Trustees of the Trust, its Investment Adviser, or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 16. Invest more than 5% of the value of the fund's total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors, except those issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or municipal bonds rated at least "A" by either Moody's Investors Service, Inc. or Standard & Poor's Corporation; or

 17. Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, the issuers of municipal securities and U. S. Government obligations are not considered to be part of any industry.
     For the purpose of the fund's investment restrictions, the identification of the issuer of municipal bonds which are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligation as described, the most significant of which is the ultimate source of funds for the payment of principal of and interest on such bonds.

     For purposes of Investment Restriction #13, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

     Notwithstanding Investment Restriction #12, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.

     Another policy of the fund which is not deemed a fundamental policy, and thus may be changed by the Board of Trustees without shareholder approval, is that the fund may not invest 25% or more of its assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may, however, invest more than an aggregate of 25% of its total assets in industrial development bonds.

                          TRUST OFFICERS AND TRUSTEES
                       Trustees and Trustee Compensation

NAME, ADDRESS AND AGE          POSITION WITH PRINCIPAL OCCUPATION(S)   AGGREGATE           TOTAL COMPENSATION .3 TOTAL NUMBER
                               REGISTRANT    DURING PAST 5 YEARS       COMPENSATION          FROM ALL FUNDS      OF FUND BOARDS
                                             (POSITIONS WITHIN THE     (INCLUDING           MANAGED BY CAPITAL   ON WHICH
                                             ORGANIZATIONS LISTED MAY  VOLUNTARILY DEFERRED RESEARCH AND   TRUSTEE SERVES/2/
                                             HAVE CHANGED DURING THIS   COMPENSATION/1/) FROM   MANAGEMENT
                                             PERIOD)                   THE COMPANY DURING   COMPANY/2/
                                                                       FISCAL YEAR ENDED
                                                                       AUGUST 31, 1995

++ H. Frederick Christie       Trustee       Private Investor.  The Mission Group   $2,309/3/  $136,600       18
 P.O. Box 144                                (non-utility holding Company,
 Palos Verdes Estates, CA 90274              subsidiary of  Southern California
 Age: 62                                     Edison Company), former President
                                             and Chief Executive Officer

 Diane C. Creel                Trustee       Chairwoman, CEO and President,        $2,256       $30,675        12
 100 W. Broadway                             The Earth Technology Corporation
 Suite 5000
 Long Beach, CA 90802
 Age: 46

 Martin Fenton, Jr.            Trustee       Chairman, Senior Resource Group   $2,722/3/        $102,700       16
 4350 Executive Drive                        (management of senior living
 Suite 101                                   centers)
 San Diego, CA  92121-2116
 Age: 60

 Leonard R. Fuller             Trustee       President, Fuller & Company, Inc.   $2,111         $31,575        12
 4337 Marina City Drive                      (financial management consulting
 Suite 841 ETN                               firm)
 Marina del Rey, CA 90292
 Age:  48

+* Abner D. Goldstine          President,    Capital Research and Management   none/4/           none/4/       12
 Age: 65                       PEO and       Company, Senior Vice President
                               Trustee       and Director

+** Paul G. Haaga, Jr.         Chairman of   Capital Research and Management   none/4/           none/4/       14
 Age: 46                       the Board     Company, Senior Vice President
                                             and Director

 Herbert Hoover III            Trustee       Private Investor                  $2,127            $60,050       14
 200 S. Los Robles Avenue
 Suite 520
 Pasadena, CA 91101-2431
 Age: 67

 Richard G. Newman             Trustee       Chairman, President and CEO,      $2,741/3/         $39,050       12
 3250 Wilshire Boulevard                     AECOM Technology Corporation
 Los Angeles, CA 90010-1599                  (architectural engineering)
 Age: 60

 Peter Valli                   Trustee       Chairman and CEO, BW/IP           $2,450/3/         $37,050       12
 200 Oceangate Boulevard                     International Inc. (industrial
 Suite 900                                   manufacturing)
 Long Beach, CA 90802
 Age: 68


+ Trustees who are considered "interested persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025

** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the Fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Trustees is as follows: H. Frederick Christie ($724), Martin Fenton, Jr. ($5,807),
Richard G. Newman ($6,373) and Peter C. Valli ($5,610).
/4/ Paul G. Haaga, Jr. and Abner D. Goldstine are affiliated with the Investment Adviser and, accordingly, receive no compensation from the Fund.

                             OFFICERS
     (with their principal occupations during the past five years)#

*** Neil L. Langberg, SENIOR VICE PRESIDENT.  Capital Research and Management
 Company, Vice President, Investment Management Group

** Mary C. Cremin, VICE PRESIDENT AND TREASURER.  Capital Research and
Management Company,   Senior Vice President - Fund Business Management Group

* Michael J. Downer, VICE PRESIDENT. Capital Research and Management Company, Senior Vice President - Fund Business Management Group

* Julie F. Williams, SECRETARY. Capital Research and Management Company, Vice President - Fund Business Management Group

* Kimberly S. Verdick, ASSISTANT SECRETARY.  Capital Research and Management
Company,    Assistant Vice President - Fund Business Management Group

** Nymia M. Cucueco, ASSISTANT TREASURER.  Capital Research and Management
Company,
  Vice President - Fund Business Management Group

** Anthony W. Hynes, Jr., ASSISTANT TREASURER. Capital Research and Management Company, Vice President - Fund Business Management Group

# Positions within the organizations listed may have changed during this period.

*  Address is 333 South Hope Street, Los Angeles, CA  90071.

** Address is 135 South State College Boulevard, Brea, CA  92621.

*** Address is 11100 Santa Monica Boulevard, Los Angeles, CA  90025

     No compensation is paid by the fund to any officer or Trustee who is a director or officer of the Investment Adviser. The fund pays annual fees of $1,200 to Trustees who are not affiliated with the Investment Adviser, plus $200 for each Board of Trustees meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Trustees. The Trustees may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser. As of October 1, 1995, the officers and Trustees and their families as a group, owned beneficially or of record fewer than 1% of the outstanding shares of the fund.

     As of October 1, 1995, the following shareholder owned 5% or more of the fund's outstanding shares: Don Valentine - 5.62%.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have years of investment experience. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel.

     An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

     The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serve over five million investors of all types throughout the world. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the Trust and the Investment Adviser will continue in effect until May 31, 1996, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually as to a fund by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the Trust for its acts or omissions in the performance of its obligations to the Trust not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

     Subject to the expense limitation described below, the fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, registration and filing fees with federal and state agencies; blue sky expenses; expenses of shareholders' meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance transfer, and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; the fund's distribution expenses pursuant to the Plan of Distribution; compensation, fees and expenses paid to Trustees unaffiliated with the Investment Adviser; association dues; and costs of stationery, forms and certificates prepared exclusively for the fund.

     The Investment Adviser has agreed to waive its fees by any amount necessary to assure that fund expenses do not exceed applicable expense limitations in any state in which the fund's shares are being offered for sale. Only one state (California) continues to impose expense limitations on funds registered for sale therein. The California provision currently limits annual expenses to the sum of 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1-1/2% of the remaining average net assets. Expenses pursuant to the fund's Plan of Distribution are excluded from this limit. Other expenses which are not subject to this limit include interest, taxes, brokerage commissions, transaction costs, and extraordinary items such as litigation and any amounts excludable under the applicable regulation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

     During the fiscal years ended August 31, 1995, 1994, and 1993, the Investment Adviser's total fees amounted to $943,000, $931,000, and $758,000, respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the Trust's principal underwriter. The Trust has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act
(see "Principal Underwriter" in the Prospectus).   The Principal Underwriter
receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended August 31, 1995 amounted to $100,000 after allowance of $400,000 to dealers. During the fiscal years ended August 31, 1994 and 1993 the Principal Underwriter retained $167,000 and 203,000, respectively.

     As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Trustees and separately by a majority of the Trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Trustees who are "interested persons" of the Trust may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the investment adviser and related companies. Potential benefits of the plan to the fund are improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the Trust shall be committed to the discretion of the Trustees who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Trustees.

     Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the Board of Trustees has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the Trust's fiscal year ended August 31, 1995, the fund paid or accrued $409,000 under the Plan as compensation to dealers. As of August 31, 1995, accrued and unpaid distribution expenses were $97,000.

     The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                          DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS - For the purpose of calculating dividends, daily net investment income of the fund consists of: (a) all interest income accrued on the fund's investments including any discount or premium ratably amortized to the date of maturity or determined in such other manner as may be deemed appropriate; minus (b) all liabilities accrued, including interest, taxes and other expense items, amounts determined and declared as dividends or distributions and reserves for contingent or undetermined liabilities, all determined in accordance with generally accepted accounting principles.

     Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

                    ADDITIONAL INFORMATION CONCERNING TAXES

     The following is only a summary of certain additional federal, state and local tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the fund or its shareholders, and the discussion here and in the fund's Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

FEDERAL TAXES - The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the fund generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (E.G., plans qualified under Section 401 of the Internal Revenue Code, Keogh-type plans and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of the fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them. In addition, the fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

     The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

     To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the gains or the sale or other disposition of stock or securities held less than three months, and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which must be limited, in respect of any one issuer to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

     The percentage of total dividends paid by the fund with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Trust's and fund's assets must consist of tax-exempt obligations. Not later than 60 days after the close of its taxable year, the fund will notify each shareholder of the portion of the dividends paid by the fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Code received by the fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

     Interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes if the fund distributes exempt-interest dividends during the shareholder's taxable year.
If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

     While the fund does not expect to realize substantial long-term capital gains, any net realized long-term capital gains will be distributed annually. The fund will have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held fund shares. Such distributions will be designated as a capital gains dividend in a written notice mailed by the fund to shareholders not later than 60 days after the close of the fund's taxable year. If a shareholder receives a designated capital gain distribution (treated by the shareholder as a long-term capital gain) with respect to any fund share and such fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The fund may also make a distribution of net realized long-term capital gains near the end of the calendar year to comply with certain requirements of the Code. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation.

     Similarly, while the fund does not expect to earn any significant investment company taxable income, in the event that any taxable income is earned by the fund it will be distributed. In general, the fund's investment company taxable income will be its taxable income (for example, its short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The fund would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it will be taxable to shareholders as ordinary income (whether distributed in cash or additional shares).

     If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to meet these distribution requirements to avoid the excise tax liability.

     If for any taxable year the fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and may be eligible for the dividends-received deduction for corporations. Under normal circumstances, no part of the distributions to shareholders by the fund is expected to qualify for the dividends-received deduction allowed to corporate shareholders.

     As of the date of this statement of additional information, the maximum individual tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, (corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, e.g., deductions, credits, deferrals, exemptions, sources of income and other matters.

     The interest on "private activity" bonds as defined under the Code is an item of tax preference subject to the alternative minimum tax ("AMT") on corporations and individuals. As of the date of this statement of additional information, individuals are subject to an AMT at a maximum marginal rate of 28% and corporations at a rate of 20%. Shareholders will not be permitted to deduct any of their share of fund expenses in computing alternative minimum taxable income. With respect to corporate shareholders, all interest on municipal bonds and other tax-exempt obligations, including exempt-interest dividends paid by the fund, is included in adjusted book income and adjusted current earnings in calculating federal alternative minimum taxable income, and may also affect corporate federal "environmental tax" liability.

     Fund shareholders are required by the Code to report to the federal government all exempt-interest dividends, and all other tax-exempt interest received during tax years beginning on or after January 1, 1987.

     Under the Code, distributions of net investment income by the Funds to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the fund is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply.
CALIFORNIA TAXES - The fund itself is not subject to tax in California if it qualifies for exemption from federal tax under the Code as described above.

     If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the fund consists of securities the interest on which is exempt from taxation under the Constitution or statutes of California ("California Municipal Securities"), the fund will be qualified to pay dividends exempt from California corporate or personal income tax to its shareholders (hereinafter referred to as "California exempt-interest dividends"). The fund intends to qualify under the above requirement so that it can pay California exempt-interest dividends. If the fund fails to so qualify, no part of the fund's dividends will be exempt from California corporate or personal income tax.

      Not later than 60 days after the close of its taxable year, the fund will notify each shareholder of the portion of the dividends paid by the fund to the shareholder with respect to such taxable year that is exempt from California corporate or personal income tax. The total amount of California exempt-interest dividends paid by the fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the fund during such year on California Municipal Securities less any expenses or expenditures (including any expenditures attributable to the acquisition of additional fund securities and dividends paid to the fund's corporate shareholders) that are deemed to have been paid from such interest. Dividends paid by the fund in excess of this limitation will be treated as ordinary dividends subject to California corporate or personal income tax at ordinary rates. For purposes of the limitation, expenses or other expenditures paid during any year generally will be deemed to have been paid with funds attributable to interest received by the fund from California Municipal Securities for such year in the same ratio as such interest from California Municipal Securities bears to the total gross income earned by the fund for the year. The effect of this accounting convention is that amounts of interest from California Municipal Securities received by the fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.

     California has "conformity legislation" making federal alternative minimum tax provisions generally applicable for California personal and corporate income tax purposes; however, California does not include interest on private activity bonds as an item of tax preference for personal and corporate income tax purposes. Under these rules, dividends from the fund attributable to interest on all tax-exempt obligations may be includable in adjusted book income and adjusted current earnings for purposes of the alternative minimum tax on corporations.

     In cases where shareholders are "substantial users" or "related persons" with respect to California Municipal Securities held by the fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the fund with respect to such obligations retain their California corporate or personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Additional Information Concerning Taxes--Federal Taxes" above.

     Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be taxed as ordinary dividends. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for California corporate or personal income tax purposes if the fund distributes California exempt-interest dividends during the shareholder's taxable year.

     The foregoing is only a summary of some of the important California corporate or personal income tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the California income tax treatment of the fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any fund dividends constituting California exempt-interest dividends is excludable from income for California income tax purposes only. Any dividends paid to fund shareholders subject to California state franchise tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California income tax. Accordingly, potential investors in the fund, including, in particular, corporate investors which may be subject to California franchise tax, should consult their own tax advisers with respect to the application of such taxes to the receipt of fund dividends and as to their particular California tax situation in general.

                               PURCHASE OF SHARES

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

     The price you pay for shares, the public offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Municipal bonds and notes and any other securities with more than 60 days remaining to maturity normally are valued at prices obtained from a national municipal bond pricing service except that, where such prices are not available or determined by the fund's officers not to represent market value, they are valued at prices representing the mean between bid and asked quotations (on the sale of similar issues) obtained from one or more broker/dealers dealing in such municipal bonds and notes.

     All securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. The maturities of variable or floating rate instruments, or instruments with the right to sell them at par to the issuer or dealer, are deemed to be the time remaining until the next interest adjustment date or until they can be redeemed at par.

     Where market prices or market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees or a committee thereof. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. There are deducted from the total assets, thus determined, the liabilities, including accruals of taxes and other expense items; and

 3. The net assets so obtained are then divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

     Any purchase order may be rejected by the Principal Underwriter or by the Trust. The Trust will not knowingly sell fund shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Trustees.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

     In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

DEALER COMMISSIONS - The following commissions will be paid, as described in the prospectus, to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. See "The American Funds Shareholder Guide" in the fund's Prospectus for more information.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of retirement plan accounts.) Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement showing the current transaction. Participation in the plan will begin within 30 days after receipt of the account application. If your bank account cannot be charged due to insufficient funds, a stop-payment order or closing of your account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

                      EXECUTION OF PORTFOLIO TRANSACTIONS

     There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

     Brokerage commissions paid on portfolio transactions, including dealer concessions on underwriting, for the fiscal year ended August 31, 1995 amounted to $125,000.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

INDEPENDENT ACCOUNTANTS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th floor, Los Angeles, CA 90017, has served as the Trust's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent auditors given on the authority of said firm as experts in accounting and auditing.

REPORTS TO SHAREHOLDERS - The Trust's fiscal year ends on August 31. Shareholders are provided, at least semiannually, with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited annually by the Trust's independent auditors, whose selection is determined annually by the Trustees.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

     The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

OFFERING PRICE PER SHARE -- AUGUST 31, 1995



Net asset value and redemption price per share
 (Net assets divided by shares outstanding)          $15.74



Offering price per share (100/95.25 of per share
 net asset value, which takes into account the       $16.52
 fund's current maximum sales charge)


SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts, where the Trust was organized, and California, where the Trust's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

     Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust will provide indemnification to its Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

SHAREHOLDER VOTING RIGHTS - All shares of the fund have equal voting rights and may be voted in the elections of Trustees and on other matters submitted to the vote of shareholders. As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested to do so by the record holders of 10% of the outstanding shares. At such meeting, a trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Trust's Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the fund except that amendments may be made upon the sole approval of the Trustees to conform the Declaration of Trust to the requirements of applicable Federal laws or regulations or the requirements of the regulated investment company provisions of the Code, however, the Trustees shall not be held liable for failing to do so. If not terminated by the vote or written consent of a majority of the outstanding shares, the Trust will continue indefinitely.

     The Trust currently issues shares in one series, but the Board of Trustees may establish additional series of shares in the future. Each "series" of shares represents interests in a separate portfolio and has its own investment objective and policies. When more than one series of shares is outstanding, shares of all series will vote together for a single set of Trustees, and on other matters affecting the entire Trust, with each share entitled to a single vote. On matters affecting only one series, only the shareholders of that series shall be entitled to vote. On matters relating to more than one series but affecting the series differently, separate votes by series are required.

                               INVESTMENT RESULTS

     The fund's yield is 4.73% based on a 30-day (or one month) period ended August 31, 1995, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ - 1]

Where: a = dividends and interest earned during the period.

 b = expenses accrued for the period (net of reimbursements).

 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

 d = the maximum offering price per share on the last day of the period.

     The fund may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. The fund's tax-equivalent yield based on the maximum combined effective federal/state tax rate of 46.24% for the 30-day (or one month) period ended August 31, 1995 was 8.80%.

     The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by annualizing the current month's dividend and dividing by the average price for the month. The taxable equivalent distribution rate will reflect the most current federal and state tax rates available. The current distribution rate may differ from the current yield.

     The fund's total return over the past 12 months and average annual total returns for the past five-year and lifetime periods ending on August 31, 1995 were 3.01%, 7.51% and 6.51%, respectively. The average annual total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission: P(1+T)/n/ = ERV. During its lifetime, the fund had a total return of 74.6%.

     The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The fund will calculate total return for five and ten-year periods after such periods have elapsed. In addition, the fund may provide lifetime average total return figures.

           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                  ... and taken all

                                                  distributions in shares,

If you had invested                               your investment would

$10,000 in the fund                               have been worth this

this many years ago...                            much at August 31, 1995

|                                                 |

                         Periods

Number of Years          9/1-8/31                 Value



1                        1994 - 1995              $ 10,301

2                        1993 - 1995                 10,317

3                        1992 - 1995                11,664

4                        1991 - 1995                12,872

5                        1990 - 1995                14,364

6                        1989 - 1995                14,926

7                        1988 - 1995                16,484

8                        1987 - 1995                17,398

9                        1986*- 1995                17,461


  ILLUSTRATION OF A $10,000 INVESTMENT IN THE FUND WITH DIVIDENDS REINVESTED
    (For the lifetime of the Fund October 28, 1986 through August 31, 1995)

                    COST OF SHARES                                               VALUE OF SHARES**


Fiscal                             Total       From        From         From

Year End   Annual     Dividends    Investment   Initial     Capital Gains   Dividends   Total

Aug. 31    Dividends   (cumulative)   Cost        Investment   Reinvested    Reinvested   Value



1987*      $ 431      $ 431        $ 10,431    $ 9,147     $ 0          $ 415       $ 9,562

1988       582        1,013        11,013      9,087       0            1,002        10,089

1989       651        1,664        11,664      9,440       0            1,700        11,140

1990       682        2,346        12,346      9,247       0            2,334        11,581

1991       724        3,070        13,070      9,727       0            3,192       12,919

1992       771        3,841        13,841      10,140      0            4,118       14,258

1993       806        4,647        14,647      10,867      0            5,256       16,123

1994       875        5,522        15,522      10,267      57           5,820       16,144

1995       932        6,454        16,454      10,493      58           6,910       17,461


*  From inception on October 28, 1986

** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.

EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In all of the 10-year periods during which those funds were managed by Capital Research and Management Company since 1964 (115 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 94 of the 115 periods.

     Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company, the fund's Investment Adviser.

     The fund may also refer to results compiled by organizations such as Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

                   DESCRIPTION OF RATINGS FOR DEBT SECURITIES

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

     Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:

BONDS --

 "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

 "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

 "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

 "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or having other marked shortcomings."

 "Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

NOTES --

 "The MIG 1 designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
 The MIG 2 designation denotes high quality. Margins of protection are ample although not as large as in the preceding group."

COMMERCIAL PAPER --

 "Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

 -- Leading market positions in well established industries.
 --  High rates of return on funds employed.
 -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
   -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
 -- Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

     Standard & Poor's Corporation rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:

BONDS --

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

 "Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

 "BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

 "The rating 'C1' is reserved for income bonds on which no interest is being paid."

 "Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."

NOTES --

 "The SP-1 rating denotes a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

 The SP-2 rating denotes a satisfactory capacity to pay principal and interest."

COMMERCIAL PAPER --

  "The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

 The A-2 designation indicates a capacity for timely payment on issues so designated is strong; however, the relative degree of safety is not as high as for issues designated A-1."


THE TAX-EXEMPT FUND OF CALIFORNIA
Investment Portfolio, August 31, 1995

                                                                      Principal           Market

                                                                      Amount              Value

                                                                      (000)               (000)

Tax-Exempt Securities Maturing in More than

 One Year - 95.27%

Various Purpose General Obligation Bond, 7.00% 2005                   $1,000              $1,144

Health Facilities Financing Authority:

 Hospital Revenue Bonds:

  Downey Community Hospital, Series 1993, 5.75% 2015                  8,400               7,927

  Kaiser Permanente Medical Care Program, Semi-annual

   Tender Revenue Bonds, 1985 Tender Bonds, 5.55% 2025                2,000               1,811

  Pacific Presbyterian Medical Center Insured Variable

  Rate Demand, 1985 Series B, 6.75% 2015                              1,750               1,804

  St. Joseph Health System:

   Series 1989 A, 6.90% 2014 (Prerefunded 1999)                       1,250               1,387

   Series 1991 A, 6.75% 2021 (Prerefunded 2001)                       4,000               4,516

 Hospital Revenue Refunding Bonds (Saint Francis

  Memorial Hospital), Series 1993A, 5.75% 2005                        1,150               1,128

Housing Finance Agency, Home Mortgage Revenue Bonds:

 1991 Series A, 7.35% 2011                                            550                 591

 1991 Series G, 6.95% 2011                                            1,490               1,568

 1995 Series G, 5.65% 2025                                            1,000               1,007

 1995 Series K, 5.55% 2021                                            2,500               2,524

Pollution Control Financing Authority:

 Pollution Control Revenue Bonds:

  (Pacific Gas and Electric Company), 1993 Series B,

   5.85% 2023                                                         1,000               963

  (Southern California Edison Company), 1992 Series B,

   6.40% 2024                                                         1,500               1,522

 Solid Waste Revenue Bonds (Keller Canyon Landfill

  Company Project), Series 1992, 6.875% 2027                          5,200               5,424

Public Works Board, Lease Revenue Bonds:

 (California Community Colleges, Various Community

  College Projects), 1994 Series B, 6.75% 2005                        1,000               1,095

 The Regents of the University of California,

  1993 Series A (Various University of California

  Projects), 5.50% 2021                                               1,000               902

Rural Home Mortgage Finance Authority, Single Family

 Mortgage Revenue Bonds (Mortgage-Backed Securities

 Program), 1995 Series B, 7.75% 2026/1/                               1,500               1,667

Statewide Communities Development Authority:

 Hospital Revenue Certificates of Participation,

  Cedar-Sinai Medical Center, Series 1992, 6.50% 2012                 1,900               1,988

 Sisters of Charity of Leavenworth Health Services

  Corporation, Certificates of Participation,

  Series 1994, 5.00% 2023                                             2,000               1,684

 St. Joseph Health System Obligated Group,

  Certificates of Participation, 5.50% 2014                           3,000               2,800

Department of Water Resources, Central Valley Project,

 Water System Revenue Bonds:

  Series F, 7.25% 2010                                                500                 544

  Series H, 6.90% 2025 (Prerefunded 2000)                             2,000               2,243

County of Alameda, 1993 Refunding Certificates of

 Participation (Santa Rita Jail Project), MBIA Insured:

  5.375% 2009                                                         1,500               1,468

  5.00% 2023                                                          1,000               890

City of Berkeley, Health Facility Refunding Revenue

 Bonds (Alta Bates Medical Center), 1992 Series A,

  6.50% 2011                                                          3,020               3,034

Castaic Lake Water Agency, Refunding Revenue

 Certificates of Participation (Water System

 Improvement Projects), MBIA Insured, Series 1994A:

  7.25% 2007                                                          500                 587

  7.25% 2010                                                          1,400               1,655

Central Valley Financing Authority, Cogeneration

 Project Revenue Bonds (Carson Ice-Gen Project),

 1993 Series:

  6.10% 2013                                                          3,500               3,407

  6.20% 2020                                                          6,500               6,245

Culver City Redevelopment Financing Authority, 1993

 Tax Allocation Refunding Revenue Bonds, AMBAC

 Insured, 5.00% 2023                                                  2,500               2,165

Foothill/Eastern Transportation Corridor Agency, Toll

 Road Revenue Bonds, Series 1995A:

  6.00% 2016                                                          1,500               1,426

  6.00% 2034                                                          3,000               2,746

  5.00% 2035                                                          1,000               784

City of Long Beach, Financing Authority Revenue Bonds,

 Series 1992, AMBAC Insured, 6.00% 2017                               750                 774

Department of Airports of the City of Los Angeles,

 1989 Series B, 7.40% 2010                                            1,000               1,074

Los Angeles Convention and Exhibition Center

 Authority, Certificates of Participation:

  7.375% 2018 (Prerefunded 1999)                                      2,500               2,821

  7.00% 2020 (Prerefunded 1999)                                       2,000               2,230

Harbor Department of the City of Los Angeles, Revenue

 Bonds:

  Issue 1988, 7.60% 2018                                              1,750               1,978

  Issue 1995, 6.625% 2025                                             4,750               4,952

City of Los Angeles, Waste Water System Revenue Bonds:

 Series 1987, 8.125% 2017 (Prerefunded 1997)                          1,500               1,661

 Series 1990-B, 7.15% 2020 (Prerefunded 2000)                         1,000               1,129

Department of Water and Power of the City of Los

 Angeles:

  Electric Plant Revenue Bonds, Issue of 1990,

  7.125% 2030                                                         2,500               2,800

  Water Works Refunding Revenue Bonds:

   Issue of 1989, 7.00% 2022                                          1,000               1,095

   Issue of 1986, 7.375% 2022                                         1,000               1,067

County of Los Angeles, Certificates of Participation

 (Marina del Rey), Series A:

  6.25% 2003                                                          4,635               4,567

  6.50% 2008                                                          6,000               6,012

Los Angeles County Metropolitan Transportation

 Authority, Proposition C Sales Tax Revenue Bonds,

 Second Senior Bonds, Series 1995-A, AMBAC Insured,

 5.90% 2008                                                           1,030               1,074

County of Los Angeles, Pension Obligation

 Certificates, Series A, 6.875% 2006                                  1,000               1,033

Los Angeles County Public Works Financing Authority,

 Lease Revenue Bonds (Multiple Capital Facilities

 Project IV), MBIA Insured, 5.00% 2008                                2,410               2,322

Los Angeles State Building Authority:

 Lease Revenue Bonds (State of California Department

  of General Services Lease), Series 1988 A,

  7.50% 2011 (Prerefunded 1998)                                       3,500               3,853

 Lease Revenue Refunding Bonds (State of California

  Department of General Services Lease), 1993

  Series A, 5.50% 2007                                                2,000               1,968

Los Angeles County Transportation Commission, Sales

 Tax Revenue Bonds:

  Series 1989, 7.00% 2019                                             2,250               2,424

  Series 1991-A, 6.75% 2020 (Prerefunded 2001)                        2,500               2,837

Marin Municipal Water District Water Revenue Bonds,

 Series 1993, 5.65% 2023                                              1,000               948

The Metropolitan Water District of Southern

 California, Waterworks Refunding Revenue Bonds,

 Issue of 1986:

   6.75% 2022                                                         610                 630

   6.75% 2022 (Prerefunded 1996)                                      390                 406

Northern California Public Power Agency,

 Special Revenue Bonds, 1993 Refunding Series A,

 5.60% 2006                                                           4,725               4,759

City of Oakland, Special Refunding Revenue Bonds

 (Pension Financing), 1988 Series A, FGIC Insured,

 7.60% 2021                                                           1,000               1,111

Port of Oakland, Revenue Bonds:

 1989 Series B, BIG Insured, 7.25% 2016                               3,125               3,339

 1992 Series E, MBIA Insured, 6.40% 2022                              4,670               4,783

County of Orange, Airport Revenue Refunding Bonds,

 Series 1993, MBIA Insured:

  5.25% 2007                                                          1,500               1,442

  5.25% 2008                                                          500                 474

  5.50% 2013                                                          1,000               922

County of Orange (Aliso Viejo), Special Tax Bonds of

 Community Facilities District No. 88-1, Series A of

 1992:

  7.25% 2008 (Prerefunded 2002)                                       1,500               1,746

  7.35% 2018 (Prerefunded 2002)                                       4,250               5,023

Orange County Local Transportation Authority, First

 Senior Fixed-Rate Bonds:

  AMBAC Insured, 6.00% 2007                                           1,000               1,039

  MBIA Insured, 6.00% 2009                                            1,500               1,535

South Orange County, Public Financing Authority,

 Special Tax Revenue Bonds, Series B (Junior Lien

  Bonds):

   6.55% 2002                                                         1,565               1,586

   6.65% 2003                                                         1,320               1,343

   6.85% 2005                                                         2,715               2,745

   7.00% 2006                                                         1,310               1,325

   7.25% 2013                                                         2,000               2,012

City of Pasadena, Certificates of Participation (1990

 Capital Improvements Project), 7.00% 2003

 (Prerefunded 2000)                                                   1,000               1,133

Redevelopment Agency of the City of Pittsburg, Los

 Medanos Community Development Project, Tax Allocation

 Refunding Bonds, AMBAC Insured, Series 1993A,

 5.25% 2015                                                           2,195               2,022

Pleasanton Joint Powers Financing Authority,

 Reassessment Revenue Bonds, 1993 Series A:

  5.40% 1999                                                          1,000               1,006

  5.60% 2000                                                          1,940               1,951

  5.70% 2001                                                          3,980               4,014

  6.15% 2012                                                          3,900               3,876

Redding Joint Powers Financing Authority, Solid Waste

 and Corporation Yard Revenue Bonds, 1993 Series A:

  5.00% 2018                                                          4,000               3,298

  5.00% 2023                                                          2,000               1,612

Riverside County Transportation Commission, Sales Tax

 Revenue Bonds (Limited Tax), 1991 Series A,

 6.40% 1999                                                           500                 532

County of Sacramento, Single Family Mortgage Revenue

 Bonds (GNMA Mortgage-Backed Securities Program),

 Issue A of 1987, 9.00% 2019                                          1,500               2,053

Sacramento Cogeneration Authority, Cogeneration

 Project Revenue Bonds (Proctor & Gamble Project),

 1995 Series:

  6.00% 2003                                                          700                 702

  7.00% 2005                                                          1,700               1,854

  6.50% 2014                                                          1,000               1,012

  6.375% 2010                                                         3,500               3,550

  6.50% 2021                                                          4,000               3,985

Sacramento City Financing Authority, 1991 Revenue

 Bonds, 6.80% 2020 (Prerefunded 2001)                                 5,500               6,283

County of San Bernardino, Certificates of

 Participation, Series B (Capital Facilities

 Project), 6.25% 2019 (Prerefunded 2001)                              2,000               2,192

City of San Bernardino, SCH Health Care System Revenue

 Bonds (Sisters of Charity of the Incarnate Word,

 Houston, Texas), Series 1991 A, 7.00% 2021                           2,435               2,622

County of San Diego, The San Diego Regional Building

 Authority, Certificates of Participation (1991 MTS

 Tower Refunding Project), MBIA Insured, 6.223% 2019                  1,000               1,015

City and County of San Francisco, General Purpose

 Sewer Revenue Bonds, Series 1988 A, AMBAC Insured,

 7.25% 2015 (Prerefunded 1997)                                        3,320               3,592

City and County of San Francisco Redevelopment Agency,

 Lease Revenue Bonds, Series 1992 (George R. Moscone

 Convention Center), 5.50% 2018                                       4,560               4,101

County of San Joaquin, Certificates of Participation

 (1993 General Hospital Project), 6.625% 2020                         1,000               997

San Joaquin Hills Transportation Corridor Agency

 (Orange County), Senior Lien Toll Road Revenue

 Bonds:

  6.75% 2032                                                          3,000               3,031

  5.00% 2033                                                          1,000               782

Santa Ana Financing Authority, Police Administration

 and Holding Facility Lease Revenue Bonds, MBIA

 Insured, Series 1994A, 6.25% 2019                                    1,000               1,055

Santa Clara County Financing Authority, Lease Revenue

 Bonds (VMC Facility Replacement Project), AMBAC

 Insured, 1994 Series A, 7.75% 2009                                   2,200               2,703

Southern California Home Financing Authority, Single

 Family Mortgage Revenue Bonds (GNMA and FNMA

 Mortgage-Backed Securities Program), 1992 Series A,

 6.75% 2022                                                           1,120               1,147

Southern California Public Power Authority,

 1986 Refunding Series B, Palo Verde Project, 7.125%

 2015 (Prerefunded 1996)                                              1,500               1,573

The Regents of the University of California:

 1991 Certificates of Participation (UCLA Central

  Chiller/Cogeneration Facility), 7.00% 2015

  (Prerefunded 1999)                                                  1,250               1,400

Government of Guam, General Obligation Bonds, 1995

 Series A, 4.90% 1997/2/                                              1,500               1,509

                                                                                          ---------

                                                                                          222,087

                                                                                          ---------



Tax-Exempt Securities Maturing in

 One Year or Less - 4.06%

Pollution Control Financing Authority, Variable Rate

 Resource Recovery Revenue Bonds (Atlantic Richfield

 Company Project), Series 1994A, 3.65% 12/1/24/3/                     500                 500

County of Los Angeles, 1995-96 Tax and Revenue

 Notes, Series A, 4.50% 7/1/96                                        5,200               5,222

State of California, 1994 Revenue Anticipation

 Warrants, Series C, FGIC Insured 5.75% 4/25/96                       3,700               3,745

                                                                                          ---------

                                                                                          9,467

                                                                                          ---------

TOTAL TAX-EXEMPT SECURITIES (cost:$218,857,000)                                           231,554

Excess of cash and receivables over payables                                              1,561

                                                                                          ---------

NET ASSETS                                                                                $233,115

                                                                                          =========


/1/Represents a when-issued security.

/2/Interest payments on bonds issued by the governments of U.S. territories, including Guam, the U.S. Virgin Islands and Puerto Rico, are free of state and federal taxes.

/3/Coupon rate changes periodically.

See Notes to Financial Statements


The Tax-Exempt Fund of California
Financial Statements
Statement of Assets and Liabilities

August 31, 1995 (dollars in thousands)

Assets:

 Tax-exempt securities (cost: $218,857)                                           $231,554

 Cash                                                                             621

 Receivables for-

  Sales of fund's shares                                     $   55

  Accrued interest                                           3,380                3,435

                                                               ---------            ---------

                                                                                  235,610

Liabilities:

 Payables for-

  Purchases of investments                                   1,653

  Repurchases of fund's shares                               109

  Dividends payable                                          509

  Management services                                        82

  Accrued expense                                            142                  2,495

                                                               ---------            ---------

Net Assets at August 31, 1995-

 Equivalent to $15.74 per share on

 14,810,189 shares of beneficial

 interest issued and outstanding;

 unlimited shares authorized                                                      $233,115

                                                                                    =========







Statement of Operations

for the year ended August 31, 1995

(dollars in thousands)

Investment Income:

 Income:

  Interest on tax-exempt securities                                               $14,168

                                                                                    ---------

 Expenses:

  Management services fee                                    $943

  Distribution expenses                                      409

  Transfer agent fee                                         59

  Reports to shareholders                                    62

  Registration statement and prospectus                      9

  Postage, stationery and supplies                           21

  Trustees' fees                                             18

  Auditing and legal fees                                    39

  Custodian fee                                              12

  Taxes (other than federal income tax)                      4

  Other expenses                                             43                   1,619

                                                               ---------            ---------

   Net investment income                                                          12,549

                                                                                    ---------

Realized Gain and Unrealized

 Appreciation on Investments:

 Net realized gain                                                                871

 Net unrealized appreciation:

  Beginning of year                                          9,064

  End of year                                                12,697

                                                               ---------

   Net change in unrealized appreciation                                          3,633

                                                                                    ---------

   Net realized gain and change in

    unrealized appreciation on investments                                        4,504

                                                                                    ---------

Net Increase in Net Assets Resulting

 from Operations                                                                  $17,053

                                                                                    =========





See Notes to Financial Statements

Statement of Changes in Net Assets

(dollars in thousands)



                                                             Year ended            August 31,

                                                                1995                 1994

                                                              ---------            ---------

Operations:

 Net investment income                                       $  12,549            $  11,900

 Net realized gain (loss) on investments                     871                  (875)

 Net change in unrealized appreciation

  on investments                                             3,633                (11,274)

                                                               ---------            ---------

   Net increase (decrease) in net assets

    resulting from operations                                17,053               (249)

                                                               ---------            ---------

Dividends and Distributions Paid to

 Shareholders:

  Dividend from net investment income                        (12,552)             (11,899)

  Distributions from net realized gain

   on investments                                            -                    (851)

                                                               ---------            ---------

   Total dividends and distributions                         (12,552)             (12,750)

                                                               ---------            ---------



Capital Share Transactions:

 Proceeds from shares sold:

  2,513,117 and 3,510,938

  shares, respectively                                       38,225               55,665

 Proceeds from shares issued in reinvestment

  of net investment income dividends and

  distributions of net realized gain on

  investments:  498,341 and 527,612 shares,

  respectively                                               7,598                8,349

 Cost of shares repurchased:

  2,849,307 and 3,079,542 shares,

  respectively                                               (42,819)             (48,523)

                                                               ---------            ---------

  Net increase in net assets

   resulting from capital share transactions                 3,004                15,491

                                                               ---------            ---------

Total Increase in Net Assets                                 7,505                2,492

Net Assets:

 Beginning of year                                           225,610              223,118

                                                               ---------            ---------

 End of year                                                 $233,115             $225,610

                                                               =========            =========


See Notes to Financial Statements


Notes to Financial Statements

1. The American Funds Tax-Exempt Series II (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, The Tax-Exempt Fund of California (the "fund"). The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Tax-exempt securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of tax-exempt securities comparable to those held by the fund, as well as actual bid and asked prices on a particular day. Other securities with original or remaining maturities in excess of 60 days, including securities for which pricing service values are not available, are valued at the mean of their quoted bid and asked prices. However, in circumstances where the investment adviser deems it appropriate to do so, securities will be valued at the mean of their representative quoted bid and asked prices, or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type. All securities with 60 days or less to maturity are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Dividends are declared on a daily basis after determination of the fund's net investment income and paid to shareholders on a monthly basis.

     Pursuant to the custodian agreement, the fund may receive credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $12,000 includes $3,000 that was paid by the credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of August 31, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $12,697,000, of which $13,408,000 related to appreciated securities and $711,000 related to depreciated securities.

During the year ended August 31, 1995, the fund realized, on a tax basis, a net capital gain of $871,000 on securities transactions. The fund has available at August 31, 1995, a net capital loss carryforward totaling $43,000, which may be used to offset capital gains realized during subsequent years through 2002 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1995. The cost of portfolio securities for book and federal income tax purposes was $218,857,000 at August 31, 1995.

3. The fee of $943,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1995, distribution expenses under the Plan were $409,000. As of August 31, 1995, accrued and unpaid distribution expenses were $97,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $59,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $100,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Trustees of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1995, aggregate amounts deferred were $16,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the trust are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1995, accumulated undistributed net realized loss on investments was $43,000 and paid-in capital was $220,461,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $93,716,000 and $87,514,000, respectively, during the year ended August 31, 1995.


Per-Share Data and Ratios

                                                      Year         ended        August      31

                                         1995         1994         1993         1992        1991         1990



Net Asset Value, Beginning

 of Year                                 $15.40       $16.30       $15.21       $14.59      $13.87       $14.16

                                         -------      -------      -------      ------      -------      -------
                                                                                -

Income from Investment

 Operations:

 Net investment income                   .86          .84          .84          .85         .85          .84

 Net realized and

  unrealized gain

  (loss) on investments                  .34          (.84)        1.09         .62         .72          (.29)

                                         -------      -------      -------      ------      -------      -------
                                                                                -

  Total income from

   investment operations                 1.20         .00          1.93         1.47        1.57         .55

                                         -------      -------      -------      ------      -------      -------
                                                                                -

Less Distributions:

 Dividends from net

  investment income                      (.86)        (.84)        (.84)        (.85)       (.85)        (.84)

 Distributions from net

  realized gains                            -         (.06)           -            -           -            -

                                         -------      -------      -------      ------      -------      -------
                                                                                -

  Total distributions                    (.86)        (.90)        (.84)        (.85)       (.85)        (.84)

                                         -------      -------      -------      ------      -------      -------
                                                                                -

Net Asset Value, End of Year             $15.74       $15.40       $16.30       $15.21      $14.59       $13.87

                                         =======      =======      =======      ======      =======      =======
                                                                                =



Total Return*                              8.16%      0.13%        13.08%       10.36%      11.56%       3.96%





Ratios/Supplemental Data:

Net assets, end of year

 (in millions)                           $233         $226         $223         $148        $111         $86

Ratio of expenses to average

 net assets                                 .73%      .71%         .71%         .74%        .85%         .93%

Ratio of net income to

 average net assets                        5.65%      5.28%        5.36%        5.66%       5.89%        5.92%

Portfolio turnover rate                   41.36%       15.08%       16.82%                   33.72%       20.20%
                                                                                20.28%


*This was calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.

Independent Auditors' Report

To the Board of Trustees of the American Funds
Tax-Exempt Series II and Shareholders of
The Tax-Exempt Fund Of California:

     We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of The American Funds Tax-Exempt Series II -- The Tax-Exempt Fund of California, as of August 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statement and selected per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per-share data and ratios are fee of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. an audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The American Funds Tax-Exempt Series II -- The Tax-Exempt Fund of California at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
September 22, 1995


Tax Information (unaudited)

We are required to advise you within 60 days of the fund/s fiscal year-end regarding the federal tax status of distributions received by shareholders during the fiscal year.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. All of the dividends paid from net investment income qualify as exempt-interest dividends.

SINCE THE ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THE YEAR-END INFORMATION WHICH WILL BE MAILED IN JANUARY, 1996 TO DETERMINE THE CALENDAR YEAR STATUS OF THE FUND'S DISTRIBUTIONS FOR PURPOSES OF THEIR 1995 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS.